Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2013 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ D. Pike Aloian
D. Pike Aloian
Director

February 14, 2014

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2013 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ H. C. Bailey, Jr.
H. C. Bailey, Jr.
Director

February 14, 2014

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2013 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ H. Eric Bolton, Jr.
H. Eric Bolton, Jr.
Director

February 14, 2014

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2013 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Hayden C. Eaves III
Hayden C. Eaves III
Director

February 14, 2014

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2013 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Fredric H. Gould
Fredric H. Gould
Director

February 14, 2014

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2013 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Mary Elizabeth McCormick
Mary Elizabeth McCormick
Director

February 14, 2014

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2013 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ David M. Osnos
David M. Osnos
Director

February 14, 2014

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2013 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Leland R. Speed
Leland R. Speed
Chairman of the Board

February 14, 2014